EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of CHINATEL GROUP, INC. AND SUBSIDIARIES (the "Company") on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Alvarez, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009	/s/ George Alvarez
George Alvarez, Chief Executive Officer, President & Director